EXHIBIT 99.1
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[LOGO - ANTEON INTERNATIONAL]


NEWS

FOR IMMEDIATE RELEASE                                      Contacts:

                                                           PRESS
                                                           Mark Meudt
                                                           (703) 246-0525
                                                           mmeudt@anteon.com

                                                           INVESTORS
                                                           Paul Cooksey
                                                           (703) 246-0521
                                                           pcooksey@anteon.com


                     ANTEON ACQUISITION REVIEW EXTENDED BY
                      REQUEST FOR ADDITIONAL INFORMATION

FAIRFAX, VA, MARCH 10, 2006 - Anteon International Corporation (NYSE: ANT), announced today that it, together with General Dynamics Corporation (NYSE: GD), has received a request from the Department of Justice (DOJ) for additional information in connection with the previously announced proposed acquisition of Anteon by General Dynamics. Both companies are cooperating with the government authorities and intend to address the request promptly.

The request extends the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 during which the DOJ conducts its review of a proposed transaction. While Anteon does not know when the DOJ will complete its review, Anteon continues to anticipate that the transaction will close by the end of the second quarter of 2006, as previously announced.

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ABOUT ANTEON

Anteon, headquartered in Fairfax, Virginia, is a leading information technology company serving the U.S. Federal government and international customers. Anteon designs, integrates, maintains, and upgrades state-of-the-art systems for national defense, intelligence, homeland security, and other high priority government missions. Anteon provides numerous government clients with the systems integration, strategy and program management, systems engineering, operations services, and simulation and training skills necessary to manage the development and operations of their mission critical systems. The Company was founded in 1976 and currently employs over 9,500 employees in more than 100 offices worldwide. Anteon consistently ranks among the top information technology integrators based on independent surveys, and has been named to the FORBES LIST OF THE 400 BEST BIG COMPANIES IN 2006, earning distinction on the Forbes Platinum List. Anteon is listed on the STANDARDS & POOR'S MIDCAP 400 INDEX. For more information, visit www.anteon.com.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Statements herein regarding the proposed transaction between Anteon International Corporation and General Dynamics Corporation, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Anteon International Corporation management's future expectations constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Anteon International Corporation's management and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule and the failure of Anteon International Corporation stockholders to approve the transaction. Additional factors that may affect future results are contained in Anteon International Corporation's filings with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2004, which are available at the SEC's Web site (http://www.sec.gov). The information set forth herein speaks only as of the date hereof, and Anteon International Corporation disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date hereof.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Anteon International Corporation has filed a definitive Proxy Statement with the SEC and has mailed such final Proxy Statement to its stockholders. INVESTORS AND SECURITY HOLDERS OF ANTEON INTERNATIONAL CORPORATION ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY ARE AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANTEON INTERNATIONAL CORPORATION, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders of Anteon International Corporation may obtain copies of the Proxy Statement, as well as other filings with the SEC that may be incorporated by reference into such documents, containing information about Anteon International Corporation, without charge, at the SEC's Internet site (http://www.sec.gov). These documents may also be obtained for free from Anteon International Corporation by directing a request to Anteon International Corporation, Investor Relations, 3211 Jermantown Road, Fairfax, Virginia 22030-2801 or at Anteon International Corporation's Investor Relations page on its corporate website at www.anteon.com.

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